SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: October 27, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-8) (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
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(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code (314) 851-6305

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1999-8
                       ----------------------------------

                                 October 27, 1999

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                       ----------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                       ----------------------------------

      On October 27, 1999, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before October 1, 1999) as of October 1, 1999 of $210,231,805.42. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $10,511,590.27. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of October 1, 1999 was 586. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of October 1, 1999 was 6.824%. The weighted average remaining term to stated maturity of the Mortgage Loans as of October 1, 1999 was 356.16 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to November 1, 1997 or after October 1, 1999. The weighted average original term to stated maturity of the Mortgage Loans as of October 1, 1999 was 359.81 months.

      None of the Mortgage Loans has a scheduled maturity later than October 1, 2029. Each Mortgage Loan has an original principal balance of not less than $140,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $41,863,768 as of October 1, 1999 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of October 1, 1999 was 77.5%. No more than $2,835,293 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. All of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for


-----------
1 Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated insert (consisting of a Prospectus Supplement dated insert and a Core Prospectus dated insert), relating to the REMIC Pass-Through Certificates, Series insert.
2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. None of the Mortgage Loans are secured by investment properties. All of the Mortgage Loans are relocation loans.

      At least 52% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 48% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 1% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Deliquency Loss and Forclosure Experience" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which Additional Collateral (as defined in the Pooling Agreement) was pledged, taken as a group:

      (1) the number of such loans is 2;
      (2) such loans have an aggregate Adjusted Balance of $636,325;
      (3) the weighted average loan-to-value ratio of such loans, taking into account the loanable value of the additional pledged collateral, is 80.0% and
      (4) the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 100.0%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.25%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.25%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $34,764,223 and $175,467,582, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.302% and 6.928%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 355.23 months and 356.35 months, respectively.

      The Special Hazard Loss Amount as of October 1, 1999 was $2,102,318.05.

      The Fraud Loss Amount as of October 1, 1999 was $2,102,318.05.

      The Bankruptcy Loss Amount as of October 1, 1999 was $100,000.00.

      The aggregate Initial Principal Amount of the Class A Certificates as of October 1, 1999 was $204,450,286.56.

      The aggregate Initial Principal Amount of the Class M Certificates as of October 1, 1999 was $3,363,000.00.

      The aggregate Initial Principal Amount of the Class B-1 Certificates as of October 1, 1999 was $841,000.00.

      The aggregate Initial Principal Amount of the Class B-2 Certificates as of October 1, 1999 was $526,000.00.

      The aggregate Initial Principal Amount of the Class B-3 Certificates as of October 1, 1999 was $525,000.00.

      The aggregate Initial Principal Amount of the Class B-4 Certificates as of October 1, 1999 was $211,000.00.

      The aggregate Initial Principal Amount of the Class B-5 Certificates as of October 1, 1999 was $315,518.86.

      The Subordinated Certificate Percentage is 2.750068596162%.*

      The Class M Subordination Percentage is 1.150405789061%.*

      The Class B-1 Subordination Percentage is 0.750371170931%.*

      The Class B-2 Subordination Percentage is 0.500171160067%.*

      The Class B-3 Subordination Percentage is 0.250446814623%.*

      The Class B-4 Subordination Percentage is 0.150081411026%.*



---------------------------------
* Equal to the Initial Principal Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of October 1, 1999.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                         Number of          Aggregate Principal
Year Originated          Loans              Balances Outstanding
---------------          --------           --------------------
1997                        1                     $255,533
1998                       24                   $8,524,229
1999                      561                 $201,452,043


Total                     586                 $210,231,805
                          ===                 ============




                     TYPES OF DWELLINGS SUBJECT TO MORTGAGE
                                      LOANS

Type of                             Number of       Aggregate Principal
Dwelling Unit                       Loans           Balances Outstanding
-------------                       ---------       --------------------

Detached houses                        552             $196,654,270

Townhouses                              10               $4,428,672

Condominium Units (one to four          10               $3,569,113
stories high)

Condominium Units (over four            13               $5,290,482
stories high)

Cooperative Units                        1                 $289,268


Total                                  586             $210,231,805
                                       ===             ============

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of              Number of         Aggregate Principal
Dwelling Unit        Loans             Balances Outstanding
-------------        ---------         --------------------

1-family               586                $210,231,805


Total                  586                $210,231,805
                       ===                ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal           Number of         Aggregate Principal
Balance by Loan Size            Loans             Balances Outstanding
--------------------            ---------         --------------------

$149,999 and Under                  2                   $241,855
$150,000 through $199,999           2                   $333,714
$200,000 through $249,999          25                 $6,155,697
$250,000 through $299,999         214                $59,226,481
$300,000 through $349,999         123                $39,788,696
$350,000 through $399,999          68                $25,608,945
$400,000 through $449,999          63                $26,885,046
$450,000 through $499,999          29                $14,027,333
$500,000 through $549,999          12                 $6,397,667
$550,000 through $599,999          19                $11,087,888
$600,000 through $649,999          12                 $7,579,737
$650,000 through $699,999          12                 $8,220,262
$700,000 through $749,999           0                         $0
$750,000 through $799,999           0                         $0
$800,000 through $849,999           2                 $1,684,873
$850,000 through $899,999           0                         $0
$900,000 through $949,999           0                         $0
$950,000 through $999,999           3                 $2,993,611
$1,000,000 and Over                 0                         $0


Total                             586               $210,231,805
                                  ===               ============

                     DISTRIBUTION OF MORTGAGE LOANS BY NOTE
                                      RATES

Mortgage Loan                Number of            Aggregate Principal
Note Rate                    Loans                Balances Outstanding
------------                 ---------            --------------------

5.875% -  6.000%                 3                      $1,481,637
6.010% - 6.500%                175                     $63,000,958
6.510% - 7.000%                263                     $94,410,176
7.010% - 7.500%                108                     $38,071,756
7.510% - 8.000%                 33                     $12,149,952
8.010% - 8.250%                  4                      $1,117,326


Total                          586                    $210,231,805
                               ===                    ============



                         DISTRIBUTION OF MORTGAGE LOANS
                           BY LOAN-TO-VALUE RATIOS AT
                                   ORIGINATION

                               Number of          Aggregate Principal
Loan-To-Value Ratio            Loans              Balances Outstanding
-------------------            ---------          --------------------

65.00% and Below                   59                $24,291,050
65.001% - 75.000%                  91                $33,558,616
75.001% - 80.000%                 302               $110,518,371
80.001% - 85.000%                  18                 $6,019,014
85.001% - 90.000%                  95                $30,126,657
90.001% - 95.000%                  21                 $5,718,097


Total                             586               $210,231,805
                                  ===               ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                             Number of            Aggregate Principal
State                        Loans                Balances Outstanding
-----                        --------             --------------------

Alabama                         1                         $269,199
Arizona                         7                       $2,214,677
California                     87                      $34,649,144
Colorado                       18                       $5,686,393
Connecticut                    47                      $19,441,288
Delaware                        3                         $668,292
Florida                        20                       $6,550,662
Georgia                        18                       $6,449,085
Hawaii                          1                         $337,105
Idaho                           1                         $392,341
Illinois                       43                      $14,538,773
Indiana                         8                       $2,896,338
Iowa                            1                         $298,932
Kansas                          1                         $308,336
Kentucky                        4                       $1,325,495
Louisiana                       2                         $442,866
Maryland                       11                       $3,567,896
Massachusetts                  18                       $6,676,199
Michigan                       22                       $7,909,174
Minnesota                       4                       $1,116,523
Missouri                       14                       $4,553,630
New Hampshire                   1                         $273,064
New Jersey                     70                      $23,683,743
New Mexico                      1                         $286,751
New York                       29                      $11,568,185
North Carolina                 24                       $8,498,848
Ohio                           10                       $3,835,054
Oklahoma                        3                         $915,789
Oregon                          1                         $341,978
Pennsylvania                   35                      $12,051,099
Rhode Island                    1                         $314,140
South Carolina                  1                         $390,774
Tennessee                       7                       $2,302,917
Texas                          44                      $15,422,209
Utah                            3                       $1,225,337
Virginia                       12                       $4,324,894
Washington                     11                       $3,809,442
Wisconsin                       2                         $695,233


Total                         586                     $210,231,805
                              ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Daniel P. Hoffman
                                               -------------------------
                                                    Daniel P. Hoffman
                                                    Senior Vice President


Dated: October 27, 1999